Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



Delaware Global Equity Fund

Delaware Global Bond Fund


International Diversification

[PICTURE OF INTERNATIONAL DIVERSIFICATION OMITTED]

2001 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             7

Financial Statements

  Statements of Net Assets                                      9

  Statements of Assets and Liabilities                         13

  Statements of Operations                                     14

  Statements of Changes
  in Net Assets                                                15

  Financial Highlights                                         17

  Notes to Financial
  Statements                                                   25



A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


June 1, 2001

Recap of Events -- Stock performance in international markets was mixed during the six months ended May 31, 2001. Many of the world's markets finished in negative territory for the period, leaving international investors susceptible to price declines. However, strong performance in April helped some stock indexes recover losses and allowed some regions to post positive net results for the period.

Many of Europe's biggest economies began experiencing an economic slowdown similar to that seen in the U.S. during the six-month period. Many investors waited on the European Central Bank to enact an interest-rate cut that would mirror those made by the U.S. Federal Reserve. However, with consumer prices in the 12-nation euro zone rising by 2.6% in March 2001 (Source: Bloomberg), the ECB repeatedly expressed a reluctance to cut rates. In early May 2001, the ECB reversed course and did announce a surprise rate cut of its own in an effort to stimulate growth in the euro zone. In Asia, various markets displayed strength near the close of the period, but still posted negative six-month returns in the face of an uncertain global economic outlook.

Delaware Global Equity Fund returned +3.71% for the six months ended
May 31, 2001 (Class A shares at net asset value with distributions reinvested). The Fund's performance outpaced both its benchmark -- the Morgan Stanley Capital International World Index -- and its peer group, the Lipper Global Funds Average. The MSCI World Index fell 6.12% and the Lipper Global Funds Average fell 6.28% during the same period.



Total Return

For the period ended May 31, 2001                                  Six Months
-------------------------------------------------------------------------------
Delaware Global Equity Fund -- Class A Shares                         +3.71%
-------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index               -6.12%
Lipper Global Funds Average (309 funds)                               -6.28%
-------------------------------------------------------------------------------
Delaware Global Bond Fund -- Class A Shares                           +0.87%
-------------------------------------------------------------------------------
Salomon Smith Barney World Government Bond Index                      -0.23%
Lipper Global Income Funds Average (114 funds)                        +2.62%
-------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Funds can be found on pages 7 and 8. The MSCI World Index is an unmanaged composite of international stocks in established markets. The Salomon Smith Barney World Government Bond Index is an unmanaged composite of government bonds and includes U.S. and emerging market performance. The Lipper categories represent the average returns of peer groups of global and international mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (e.g., currency, economic, and political risks).

Delaware Global Bond Fund returned +0.87% for the six months ended May 31, 2001 (Class A shares at net asset value with distributions reinvested). The Fund's performance outpaced its benchmark -- the Salomon Smith Barney World Government Bond Index -- which fell by 0.23%. The Fund's performance fell short of that of its peer group, the Lipper Global Income Funds Average, which gained 2.62% during the same period.

Market Outlook -- We believe that international funds will continue to play an important role in investors' portfolios because they offer important diversification when held among a portfolio of U.S. stocks and bonds.

As we noted recently in a separate mailing to shareholders, the Board of Trustees of the Delaware Investments Family of Funds decided to liquidate both Delaware Global Equity Fund and Delaware Global Bond Fund. The assets of Delaware Global Bond Fund are expected to be liquidated on or about August 1, 2001.

The assets of Delaware Global Equity Fund will be liquidated on June 14, 2001. Shareholders of Class A and Class B shares are eligible for the Delaware Investments Family of Funds 12-month reinvestment privilege after the liquidation of their Fund. Please see the Fund's prospectus for additional information about the reinvestment privilege.

The decision of the Board of Trustees is by no means a recommendation to abandon international investments. On the contrary, we feel that market volatility in the past year has served to underscore the importance of international diversification. We encourage investors to consider other international offerings from Delaware in order to retain such diversification in their portfolios. For help in assessing your international investments or selecting an alternative Delaware fund that is right for your portfolio, please contact your financial advisor.

Thank you for your continued confidence in and your commitment to Delaware Investments.



Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Elizabeth A. Desmond
Senior Portfolio Manager
and Director
Delaware International
Advisers Ltd.

Robert L. Arnold
Vice President/
Senior Portfolio Manager
Delaware Management Company

June 1, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

Delaware Global Equity Fund

The Fund's Results
The MSCI World Index, your Fund's benchmark, fell by 6.12% during the six-month period ended May 31, 2001, as stocks in many regions of the world were influenced by economic slowdown. April brought stronger market performance, but it turned out to be an aberration, as the index turned down again in May and did not fully make up for its poor performance during the first quarter of 2001. Generally, the environment favored our value style of investing. Delaware Global Equity Fund finished the six months ended May 31, 2001 with an overall return of +3.71% (Class A shares at net asset value with distributions reinvested), which beat the benchmark by greater than nine percentage points.

In managing the Fund, we attempt to manage the risks involved with international investing by comparing the inflation-adjusted value of a stock's expected future income-stream with its current price. We supplement this approach by conducting company-specific research and analysis that helps us identify factors that may increase or decrease the value of stocks in specific countries.

Portfolio Highlights
Our strategy during the period generally remained unchanged from the end of last fiscal year. We remained focused on countries with sound economies and undervalued markets and/or currencies, including both the U.K. and Australia. In Australia, our heavier weighting than the benchmark contributed to the Fund's strong relative performance. The Fund's Australian holdings, which we increased slightly and which accounted for 8.4% of net assets as of May 31, 2001, included Foster's Brewing Group, National Australia Bank, and paper and packaging manufacturer Amcor. All three stocks were positive performers during the six months ended May 31, 2001.

We remain of the opinion that Australia generally offers attractive valuations. While the economy there is showing signs of slowing, along with the U.S. economy, we believe that the weakness of the local currency versus the U.S. dollar helps strengthen the Australian market's overall profile.

The U.S. dollar maintained its strength versus many other world currencies during the period, creating more challenges for international investors whose returns in local currency terms are diminished after the exchange to U.S. dollars. In the final days of our fiscal period, the U.S. dollar was reaching its highest levels thus far in 2001 against the euro.

"THE FUND'S TWO LARGEST
HOLDINGS AS OF MAY 31
WERE BOTH INVOLVED IN
MERGER ACTIVITY DURING
THE FISCAL PERIOD."



In Europe, markets were generally mixed during the six months, and the countries faring poorest were often those whose market indexes have the greatest exposure to technology, media, and telecommunications -- the so-called TMT sector. The portfolio generally benefited versus the benchmark during the fiscal period from relatively low exposure to these sectors. As of May 31, 2001 the only technology-related stock among the Fund's top ten holdings was Canon.

We generally believe that many stocks in the German market remain undervalued. As of May 31, 2001, 9.2% of net assets were committed to German holdings across the healthcare, banking, and energy sectors there. We also held a higher percentage of U.K. stocks than our benchmark.

The Fund's two largest holdings as of May 31, 2001 were both involved in merger activity during the fiscal period. In April, it was announced that Britain's PowerGen, your Fund's second-largest holding, would be purchased by Germany's E.ON for 8.2 billion euros. The deal takes advantage of Europe's newly deregulated power industry and creates the world's second-largest electricity provider when measured by sales volume (Source: The Wall Street Journal). PowerGen stock, which generally trended upward throughout the six months, was a strong performer for the period.

Pharmaceutical developers Glaxo Wellcome and SmithKline Beecham also finalized their merger in December 2000. The resulting company, GlaxoSmithKline, was your Fund's largest holding at fiscal period end. During the period, the company rearticulated its commitment to fighting diseases such as AIDS in the developing world.

During the period, we kept our exposure to Japan low relative to the benchmark because we believe the market is overvalued and the country still faces many challenges along its road to financial recovery. Japanese holdings, including Canon and West Japan Railway, made up 3.7% of net assets at the close of our fiscal period.

Christopher A. Moth
Senior Portfolio Manager
Delaware International
Advisers Ltd.

Joanna Bates
Senior Portfolio Manager
Delaware International
Advisers Ltd.

June 1, 2001




PORTFOLIO MANAGEMENT REVIEW
---------------------------

Delaware Global Bond Fund

The Fund's Results
In our last annual report, we indicated that many of the world's bond markets had performed rather well in local currency terms. For U.S. investors, however, those returns were diminished when they were converted to the strong U.S. dollar. This was also the case during the first six months of our fiscal period, which ended May 31, 2001. While returns were positive in local currency terms during much of the period, our benchmark, the Salomon Smith Barney World Government Bond Index, fell slightly, by 0.23% overall. The +0.87% return posted by Delaware Global Bond Fund during the same period beat the benchmark, but trailed its peer group, the Lipper Global Income Funds Average, which gained 2.62%.

Portfolio Highlights
In managing the Fund's assets, we typically consider each country's currency, political situation, and accounting standards before investing. We try to identify factors that may increase or decrease individual security values. During the six months ended May 31, 2001, we maintained our strategy of keeping the Fund focused on currencies that we felt were undervalued. We did this by holding bonds from those countries where we believed the currency had a strong potential to appreciate versus the U.S. dollar.

The continued strength of the U.S. dollar during the fiscal period was a surprise to many investors, given the steepening economic downturn in the U.S. and the generally weak equity performance there. We believe one reason the U.S. dollar maintained its strength was that investors continued to see it as a safe haven. For instance, Japan, which remains embroiled in economic turmoil, has witnessed strong outflows to the U.S. Such effects are usually cyclical, however, and we think that a continued weak U.S. economy is likely to make it more difficult for U.S. companies to attract capital going forward. We feel all cyclical indicators point to a fall for the U.S. dollar -- perhaps one that is rather severe.

Given this situation, we are more heavily invested than our benchmark in certain key countries, including Germany, Australia, and New Zealand. As was the case at the end of our last fiscal year, each of these countries was among our top country allocations, as was the U.S., which is heavily weighted in the index. Our U.S. allocation, which includes Fannie Mae bonds and U.S. Treasury Inflation Index Notes, stood at 13.7% of net assets as of May 31, 2001 -- a lesser percentage than is reflected in our benchmark.

"THE FED'S ACTIONS
CLEARLY INDICATE A
BELIEF THAT THE U.S. IS
NOW FACING A NEW TYPE
OF ECONOMIC CYCLE."




When making country allocation decisions, we look closely at the threat of inflation. At the end of our fiscal period, the euro was approaching the low it had reached in September 2000 against the U.S. dollar. However, we do not believe recent exchange rates necessarily worsen euro zone inflation prospects. We think the door is still open for more easing from the European Central Bank. As a result, your Fund was more heavily invested than the benchmark in the Euro Zone as of May 31, 2001.

We feel there has been a fundamental change in U.S. monetary policy that is likely to affect our markets. The Fed's actions clearly indicate a belief that the U.S. is now facing a new type of economic cycle. Post-WWII cycles have always been inflation-led, but now the drivers are consumer confidence and savings. We believe this cycle is different because financial balances in the U.S. are at extremes. In our opinion, negative personal savings, low current corporate cash flows, a record government surplus and a record current account deficit validate this statement. We believe the Fed will continue to cut rates out of concern that households and companies will both try to improve their balance sheets at the same time. This would be a huge recessionary force, against which the Federal tax cut would have minimal impact.

FUND BASICS
-----------

As of May 31, 2001

Fund Objective
The Fund seeks to achieve
long-term total return.

Total Fund Net Assets
$8.64 million

Number of Holdings
63

Fund Start Date
December 27, 1994

Your Fund Managers
Elizabeth A. Desmond is a graduate of Wellesley College and the master's program in East Asian Studies at Stanford University. She joined Delaware in 1991 and is a CFA charterholder.

Robert L. Arnold holds a B.S. from Carnegie Mellon University and a M.B.A. from the University of Chicago. Prior to joining Delaware in 1992, he was involved in strategic analysis assignments at Chemical Bank Corporation.

Nasdaq Symbols
Class A      DEGAX
Class B      DGABX
Class C      DGACX


DELAWARE GLOBAL EQUITY FUND PERFORMANCE
---------------------------------------

Average Annual Total Returns
Through May 31, 2001                          Lifetime   Five Years     One Year
--------------------------------------------------------------------------------
 Class A (Est. 12/27/94)
   Excluding Sales Charge                       +9.03%      +5.95%       +1.42%
   Including Sales Charge                       +8.03%      +4.70%       -4.44%
--------------------------------------------------------------------------------
 Class B (Est. 12/27/94)
   Excluding Sales Charge                       +8.28%      +5.24%       +0.78%
   Including Sales Charge                       +8.28%      +4.92%       -4.00%
--------------------------------------------------------------------------------
 Class C (Est. 11/29/95)
   Excluding Sales Charge                       +5.96%      +5.20%       +0.70%
   Including Sales Charge                       +5.96%      +5.20%       -0.26%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Average annual total returns for the lifetime, five-year, and one-year periods ended May 31, 2001 for Delaware Global Equity Fund's Institutional Class shares were +9.36%, +6.27%, and +1.73%, respectively. The Institutional Class shares were first made available on December 27, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all share classes of Delaware Global Equity Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class: DGAIX

FUND BASICS
-----------

As of May 31, 2001


Fund Objective
The Fund seeks to achieve current
income consistent with the
preservation of principal.

Total Fund Net Assets
$10.73 million

Number of Holdings
40

Fund Start Date
December 27, 1994

Your Fund Managers
Christopher A. Moth graduated from the City University of London and joined Delaware in 1992. He previously worked at the Guardian Royal Exchange, where he was responsible for technical analysis, quantitative models, and projections.

Joanna Bates is a graduate of London University and joined Delaware in 1997. Previously she was Associate Director, Fixed Interest at Hill Samuel Investment Management.

Nasdaq Symbols
Class A      DGBAX
Class B      DGBBX
Class C      DGBCX

DELAWARE GLOBAL BOND FUND PERFORMANCE
-------------------------------------

Average Annual Total Returns
Through May 31, 2001                           Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
 Class A (Est. 12/27/94)
   Excluding Sales Charge                       +4.53%      +1.73%       -1.06%
   Including Sales Charge                       +3.74%      +0.75%       -5.76%
--------------------------------------------------------------------------------
 Class B (Est. 12/27/94)
   Excluding Sales Charge                       +3.81%      +1.01%       -1.80%
   Including Sales Charge                       +3.81%      +0.68%       -5.73%
--------------------------------------------------------------------------------
 Class C (Est. 11/29/95)
   Excluding Sales Charge                       +1.27%      +1.00%       -1.81%
   Including Sales Charge                       +1.27%      +1.00%       -2.79%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of 4.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Average annual total returns for the lifetime, five-year, and one-year periods ended May 31, 2001 for Delaware Global Bond Fund's Institutional Class shares were +4.84%, +2.02%, and -0.74%, respectively. The Institutional Class shares were first made available on December 27, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all share classes of Delaware Global Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class: DGBIX

Statements of Net Assets


DELAWARE GLOBAL EQUITY FUND
---------------------------

                                                     Number of    Market
May 31, 2001 (Unaudited)                             Shares       Value (USD)
-----------------------------------------------------------------------------
Common Stock - 95.67%
Australia - 8.41%
Amcor ..........................................     34,500       $116,307
CSR ............................................     60,850        191,257
Foster's Brewing Group .........................     59,889        162,734
National Australia Bank ........................     10,338        170,066
Orica ..........................................     23,573         53,657
Paperlinx ......................................     15,200         32,441
                                                                  --------
                                                                   726,462
                                                                  --------
Belgium - 1.50%
Electrabel .....................................        670        129,900
                                                                  --------
                                                                   129,900
                                                                  --------
Finland - 0.72%
UPM-Kymmene ....................................      1,951         61,806
                                                                  --------
                                                                    61,806
                                                                  --------
France - 6.75%
Alcatel ........................................      5,800        146,941
Compagnie de Saint Gobain ......................        800        119,035
Societe Generale ...............................      3,276        194,675
Total Fina .....................................        843        122,581
                                                                  --------
                                                                   583,232
                                                                  --------
Germany - 9.24%
Bayer ..........................................      5,130        203,304
Bayerische Hypo-und Vereinsbank ................      4,390        211,670
RWE ............................................      6,120        228,819
Siemens ........................................      2,153        154,950
                                                                  --------
                                                                   798,743
                                                                  --------
Hong Kong - 3.13%
Hong Kong Electric .............................     26,500         92,073
Jardine Matheson Holdings ......................     17,027         99,608
Wharf Holdings .................................     35,028         79,040
                                                                  --------
                                                                   270,721
                                                                  --------
Japan - 3.69%
Canon ..........................................      3,000        118,869
Eisai ..........................................      3,000         74,199
Matsushita Electric ............................      3,000         55,018
West Japan Railway .............................         14         70,783
                                                                  --------
                                                                   318,869
                                                                  --------
Malaysia - 0.88%
Sime Darby .....................................     75,300         76,489
                                                                  --------
                                                                    76,489
                                                                  --------
Netherlands - 5.76%
Elsevier .......................................     15,650        192,088
Koninklijke Vopak ..............................      3,370         76,256
Royal Dutch Petroleum ..........................      3,780        229,165
                                                                  --------
                                                                   497,509
                                                                  --------
New Zealand - 2.78%
Carter Holt Harvey .............................    114,300         81,223
Telecom Corporation of New Zealand .............     71,376        158,576
                                                                  --------
                                                                   239,799
                                                                  --------

                                                     Number of    Market
                                                     Shares       Value (USD)
-----------------------------------------------------------------------------
  Common Stock (continued)
  Singapore - 1.05%
  Overseas Chinese Banking .....................     15,000     $   90,364
                                                                ----------
                                                                    90,364
                                                                ----------
  South Africa - 1.89%
  Sanlam .......................................     59,700         73,443
  Sasol ........................................      9,100         89,694
                                                                ----------
                                                                   163,137
                                                                ----------
  South Korea - 1.25%
  Pohang Iron & Steel ADR ......................      5,300        107,855
                                                                ----------
                                                                   107,855
                                                                ----------
  Spain - 3.07%
  Iberdrola ....................................      9,100        117,775
+ Telefonica ...................................     10,046        147,612
                                                                ----------
                                                                   265,387
                                                                ----------
  United Kingdom - 24.69%
  Associated British Foods .....................     10,045         57,539
  Bass .........................................     22,392        247,321
  Blue Circle Industries .......................     36,569        253,932
  Boots ........................................     25,800        218,386
  British Airways ..............................     27,152        141,286
  Cable & Wireless .............................     25,100        164,061
  GKN ..........................................     16,700        177,704
  GlaxoSmithKline ..............................     11,954        324,234
  Halifax ......................................     15,100        171,276
  Lloyds TSB Group .............................     11,272        112,194
  PowerGen .....................................     25,900        265,870
                                                                ----------
                                                                 2,133,803
                                                                ----------
  United States - 20.86%
  ALLTEL .......................................      1,500         86,985
  Avon Products ................................      2,400        105,024
  Bank of America ..............................      2,018        119,567
  Bristol-Myers Squibb .........................      1,700         92,208
  Chevron ......................................      1,200        115,260
  Compaq Computer ..............................      3,700         59,163
  Exxon Mobil ..................................      1,400        124,250
  Fannie Mae ...................................      1,300        107,172
  International Business Machines ..............        900        100,620
  Johnson & Johnson ............................      1,000         96,950
  J.P. Morgan Chase ............................      2,300        113,045
  Marsh & McLennan .............................      1,200        125,880
  Mellon Financial .............................      3,200        146,624
  Minnesota Mining and Manufacturing ...........      2,000        237,160
  Williams .....................................      3,300        130,020
+ Worldcom .....................................      2,400         42,816
                                                                ----------
                                                                 1,802,744
                                                                ----------
  Total Common Stock
   (cost $8,759,274) ...........................                 8,266,820
                                                                ----------

                                                     Number of    Market
Delaware Global Equity Fund                          Shares       Value (USD)
------------------------------------------------------------------------------

Preferred Stock - 0.24%
United States - 0.24%
Sealed Air 2.00% ....................................   475       $   20,663
                                                                  ----------
                                                                      20,663
                                                                  ----------
Total Preferred Stock
   (cost $21,116) ...................................                 20,663
                                                                  ----------
Total Market Value of Securities - 95.91%
   (cost $8,780,390) ................................              8,287,483

Receivables and Other Assets
   Net of Liabilities - 4.09% .......................                353,258
                                                                  ----------
Net Assets Applicable to 740,499
   Shares Outstanding - 100.00% .....................             $8,640,741
                                                                  ==========
Net Asset Value - Delaware Global Equity
   Fund Class A
   ($3,548,846 / 303,176 Shares) ....................                 $11.71
                                                                      ------
Net Asset Value - Delaware Global Equity
   Fund Class B
   ($3,362,441 / 288,876 Shares) ....................                 $11.64
                                                                      ------
Net Asset Value - Delaware Global Equity
   Fund Class C
   ($1,052,985 / 90,859 Shares) .....................                 $11.59
                                                                      ------
Net Asset Value - Delaware Global Equity
   Fund Institutional Class
   ($676,469 / 57,588 Shares) .......................                 $11.75
                                                                      ------

--------------------------------------------------------------------------------
Components of Net Assets at May 31, 2001:
Shares of beneficial interest (unlimited
   authorization - no par) ..........................             $8,831,420
Undistributed net investment income* ................                 48,774
Accumulated net realized gain
   on investments ...................................                255,758
Net unrealized depreciation of investments
   and foreign currencies ...........................               (495,211)
                                                                  ----------
Total net assets ....................................             $8,640,741
                                                                  ==========
---------------
* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Non-income producing security for the period ended May 31, 2001.
  ADR - American Depositary Receipt

  Net Asset Value and Offering Price per Share -
    Delaware Global Equity Fund
  Net asset value Class A (A) ......................                 $11.71
  Sales charge (5.75% of offering price,
    or 6.06% of amount invested
    per share) (B) .................................                   0.71
                                                                     ------
  Offering price ...................................                 $12.42
                                                                     ======
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE GLOBAL BOND FUND
-------------------------

                                                     Principal    Market
May 31, 2001 (Unaudited)                             Amount*      Value (USD)
-------------------------------------------------------------------------------
Bonds - 97.51%
Australia - 9.15%
New South Wales Treasury
   8.00% 3/1/08 ............................ AUD      950,000     $   528,251
Queensland Treasury
   6.00% 7/14/09 ...........................          900,000         453,060
                                                                  -----------
                                                                      981,311
                                                                  -----------
Austria - 3.12%
Oesterreich Kontrollbank
   1.80% 3/22/10 ........................... JPY    7,000,000          62,969
Republic of Austria 7.25% 5/3/07 ........... DEM      570,000         272,226
                                                                  -----------
                                                                      335,195
                                                                  -----------
Belgium - 3.86%
Kingdom of Belgium 5.75% 9/28/10 ........... EUR      480,000         414,153
                                                                  -----------
                                                                      414,153
                                                                  -----------
Canada - 2.31%
Government of Canada
   5.25% 9/1/03 ............................ CAD      120,000          78,093
   10.25% 3/15/14 ..........................           20,000          17,883
Ontario Hydro 5.60% 6/2/08 ................. CAD      120,000          75,901
Ontario Province 6.25% 12/3/08 ............. NZD      200,000          76,167
                                                                  -----------
                                                                      248,044
                                                                  -----------
Finland - 5.81%
Finnish Government 5.00% 4/25/09 ........... EUR      750,000         623,513
                                                                  -----------
                                                                      623,513
                                                                  -----------
France - 4.41%
Government of France
   4.50% 7/12/02 ........................... EUR      100,000          84,652
   5.50% 4/25/10 ...........................          450,000         387,887
                                                                  -----------
                                                                      472,539
                                                                  -----------
Germany - 18.79%
Depfa Pfandbriefbank
   5.625% 2/7/03 ........................... EUR      520,000         447,874
Deutschland Republic
   4.125% 7/4/08 ........................... EUR      320,000         256,342
   4.75% 7/4/28 ............................          150,000         109,565
   6.00% 7/4/07 ............................          350,000         312,911
   6.25% 1/4/24 ............................          480,000         429,785
Westfalische Hypothekbank
   4.50% 3/23/05 ........................... EUR      550,000         459,243
                                                                  -----------
                                                                    2,015,720
                                                                  -----------
Netherlands - 6.88%
Baden Wurt L-Finance
   6.625% 8/20/03 .......................... DEM      675,000         303,135
Netherlands Government
   5.75% 1/15/04 ........................... EUR      500,000         435,004
                                                                  -----------
                                                                      738,139
                                                                  -----------

                                                     Principal    Market
                                                     Amount*      Value (USD)
-------------------------------------------------------------------------------
Bonds (continued)
New Zealand - 14.09%
New Zealand Government
   6.00% 11/15/11 .......................... NZD    1,870,000     $   720,252
   7.00% 7/15/09 ...........................          400,000         166,693
   8.00% 4/15/04 ...........................          520,000         221,394
   8.00% 11/15/06 ..........................          830,000         360,700
   10.00% 3/15/02 ..........................          100,000          42,147
                                                                  -----------
                                                                    1,511,186
                                                                  -----------
Norway - 0.76%
Kingdom of Norway
   8.378% 1/27/03 .......................... CAD      120,000          81,505
                                                                  -----------
                                                                       81,505
                                                                  -----------
Portugal - 3.09%
Portuguese Government
   5.85% 5/20/10 ........................... EUR      380,000         331,889
                                                                  -----------
                                                                      331,889
                                                                  -----------
South Africa - 0.65%
Republic of South Africa
   12.50% 1/15/02 .......................... ZAR      170,000          21,446
   13.00% 8/31/10 ..........................          360,000          47,974
                                                                  -----------
                                                                       69,420
                                                                  -----------
Supranational - 7.25%
European Investment Bank
   0.875% 11/8/04 .......................... JPY   13,000,000         111,982
Inter-American Development Bank
   5.50% 3/30/10 ........................... EUR      200,000         169,561
International Bank Reconstruction &
   Development 5.25% 1/12/09 ............... USD      300,000         285,585
International Bank Reconstruction &
   Development - Global Bond
   5.25% 3/20/02 ........................... JPY   24,000,000         210,290
                                                                  -----------
                                                                      777,418
                                                                  -----------
United Kingdom - 3.66%
Halifax 5.625% 7/23/07 ..................... DEM      900,000         392,560
                                                                  -----------
                                                                      392,560
                                                                  -----------
United States - 13.68%
Fannie Mae 6.375% 8/15/07 .................. AUD      380,000         194,529
KFW International Finance
   1.00% 12/20/04 .......................... JPY   47,000,000         406,698
   6.50% 12/28/01 .......................... CAD       80,000          52,246
U.S. Treasury Inflation Index Notes
   3.375% 1/15/07 .......................... USD      177,536         181,309
   3.625% 1/15/08 ..........................          612,908         632,253
                                                                  -----------
                                                                    1,467,035
                                                                  -----------
Total Bonds
   (cost $11,838,223) ......................                       10,459,627
                                                                  -----------

                                                     Principal    Market
Delaware Global Bond Fund                            Amount*      Value (USD)
-------------------------------------------------------------------------------
Repurchase Agreements - 1.05%
With BNP Paribas 4.03% 6/1/01
  (dated 5/31/01, collateralized
  by $22,000 U.S.Treasury
  Bills due 8/23/01, market
  value $21,466 and $16,000
  U.S. Treasury Notes 6.25%
  due 8/31/02, market
  value $16,172) ........................... USD       37,000    $    37,000

With J.P. Morgan Chase 4.00%
  6/1/01 (dated 5/31/01,
  collateralized by $38,000
  U.S. Treasury Notes 6.125%
  due 8/31/02, market
  value $39,400) ...........................           38,000         38,000

With UBS Warburg 4.03%
  6/1/01 (dated 5/31/01,
  collateralized by $600
  U.S. Treasury Notes 14.25%
  due 2/15/02, market value
  $710 and $22,000 U.S.
  Treasury Notes 6.25%
  due 6/30/02, market value
  $22,740 and $11,000
  U.S. Treasury Notes 13.75%
  due 8/15/04, market
  value $14,120) ...........................           37,000         37,000
                                                                 -----------
Total Repurchase Agreements
  (cost $112,000) ..........................                         112,000
                                                                 -----------
Total Market Value of Securities - 98.56%
  (cost $11,950,223) .......................                      10,571,627

Receivables and Other Assets
  Net of Liabilities - 1.44% ...............                         154,878
                                                                 -----------
Net Assets Applicable to 1,147,917
  Shares Outstanding - 100.00% .............                     $10,726,505
                                                                 ===========
Net Asset Value - Delaware Global Bond
  Fund Class A
  ($1,395,141 / 149,573 Shares) ............                           $9.33
                                                                       -----
Net Asset Value - Delaware Global Bond
  Fund Class B
  ($497,737 / 53,744 Shares) ...............                           $9.26
                                                                       -----
Net Asset Value - Delaware Global Bond
  Fund Class C
  ($264,430 / 28,720 Shares) ...............                           $9.21
                                                                       -----
Net Asset Value - Delaware Global Bond
  Fund Institutional Class
  ($8,569,197 / 915,880 Shares) ............                           $9.36
                                                                       -----

--------------------------------------------------------------------------------
   Components of Net Assets at May 31, 2001:
   Shares of beneficial interest (unlimited
     authorization - no par) ..............................      $13,151,035
   Undistributed net investment loss** ....................         (511,800)
   Accumulated net realized loss
     on investments .......................................         (526,268)
   Net unrealized depreciation of investments
     and foreign currencies ...............................       (1,386,462)
                                                                 -----------
   Total net assets .......................................      $10,726,505
                                                                 ===========
-----------------------
 *Principal amount is stated in the currency in which each bond is denominated.
  AUD - Australian Dollar
  CAD - Canadian Dollar
  DEM - German Mark
  EUR - European Monetary Unit
  JPY - Japanese Yen
  NZD - New Zealand Dollar
  USD - U.S. Dollar
  ZAR - South African Rand
**Undistributed net investment loss includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  Net Asset Value and Offering Price Per Share -
      Delaware Global Bond Fund
  Net asset value Class A (A) ............................            $9.33
  Sales charge (4.75% of offering price,
      or 5.04% of the amount invested
      per share) (B) .....................................             0.47
                                                                      -----
  Offering price .........................................            $9.80
                                                                      =====
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Assets and Liabilities



                                              Delaware Global    Delaware Global
May 31, 2001 (Unaudited)                        Equity Fund         Bond Fund
--------------------------------------------------------------------------------
Assets:
Investments at market ........................    $8,287,483       $10,571,627
Cash and foreign currencies ..................       190,889               676
Dividends and interest receivable ............        37,148           196,423
Receivable for securities sold ...............       511,275           939,424
Subscriptions receivable .....................           582               103
Other assets .................................        83,300            41,345
                                                  ----------       -----------
Total assets .................................     9,110,677        11,749,598
                                                  ----------       -----------
Liabilities:
Payable for securities purchased .............        17,653           957,789
Liquidations payable .........................       216,672            35,210
Other accounts payable and accrued expenses ..       235,611            30,094
                                                  ----------       -----------
Total liabilities ............................       469,936         1,023,093
                                                  ----------       -----------

Total Net Assets .............................    $8,640,741       $10,726,505
                                                  ==========       ===========

Investments at Cost ..........................    $8,780,390       $11,950,223
                                                  ==========       ===========

                             See accompanying notes

Statements of Operations



                                               Delaware Global   Delaware Global
Six Months Ended May 31, 2001 (Unaudited)         Equity Fund       Bond Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ......................................... $205,982       $       --
Interest ..........................................    7,224          329,559
Foreign tax withheld ..............................  (18,245)              --
                                                    --------       ----------
                                                     194,961          329,559
Expenses:                                           --------       ----------
Management fees ...................................   47,030           42,481
Dividend disbursing and transfer agent
   fees and expenses ..............................   57,950           17,445
Distribution expenses .............................   34,140            7,784
Registration fees .................................   15,064           21,139
Professional fees .................................    8,538            1,425
Reports and statements to shareholders ............    7,500            9,648
Accounting and administration expenses ............    3,269            2,458
Custodian fees ....................................    3,068            7,507
Trustees' fees ....................................    1,400            1,339
Other .............................................    3,425            3,412
                                                    --------       ----------
                                                     181,384          114,638
Less expenses absorbed or waived ..................  (61,736)         (49,876)
Less expenses paid indirectly .....................     (128)            (303)
                                                    --------       ----------
Total expenses ....................................  119,520           64,459
                                                    --------       ----------

Net Investment Income .............................   75,441          265,100
                                                    --------       ----------
Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currencies:
Net realized gain (loss) on:
   Investments ....................................  269,419          (97,939)
   Foreign currencies .............................     (486)        (776,900)
                                                    --------       ----------
Net realized gain (loss)                             268,933         (874,839)
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies ..........   62,191          650,994
                                                    --------       ----------
Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currencies .............  331,124         (223,845)
                                                    --------       ----------
Net Increase in Net Assets Resulting
   from Operations ................................ $406,565       $   41,255
                                                    ========       ==========

                             See accompanying notes

Statements of Changes in Net Assets


                                                                       Delaware Global
                                                                         Equity Fund
------------------------------------------------------------------------------------------
                                                                   Six Months       Year
                                                                      Ended         Ended
                                                                     5/31/01       11/30/00
                                                                   (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ........................................... $    75,441   $    72,590
Net realized gain on investments and foreign currencies .........     268,933       692,860
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies ...........................      62,191    (1,541,862)
                                                                  -------------------------

Net increase (decrease) in net assets resulting from operations .     406,565      (776,412)
                                                                  -------------------------
Distributions to shareholders from:
Net investment income:
   Class A ......................................................     (24,262)      (40,742)
   Class B ......................................................          --       (15,971)
   Class C ......................................................          --        (8,148)
   Institutional Class ..........................................      (5,479)       (7,475)

Net realized gain on investments:
   Class A ......................................................    (266,460)     (301,101)
   Class B ......................................................    (197,753)     (206,833)
   Class C ......................................................     (68,764)     (105,447)
   Institutional Class ..........................................     (36,489)      (49,836)
                                                                  -------------------------
                                                                     (599,207)     (735,553)
                                                                  -------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ......................................................   1,220,786     2,158,870
   Class B ......................................................     303,349       791,963
   Class C ......................................................     132,691       313,342
   Institutional Class ..........................................      51,616       336,391

Net asset value of shares issued upon reinvestment of distributions:
   Class A ......................................................     285,437       331,516
   Class B ......................................................     184,169       206,619
   Class C ......................................................      58,078       101,506
   Institutional Class ..........................................      41,968        57,312
                                                                  -------------------------
                                                                    2,278,094     4,297,519
                                                                  -------------------------
Cost of shares repurchased:
   Class A ......................................................  (2,850,170)   (4,189,689)
   Class B ......................................................    (825,961)   (1,795,955)
   Class C ......................................................    (405,672)   (1,525,892)
   Institutional Class ..........................................    (103,208)     (807,511)
                                                                  -------------------------
                                                                   (4,185,011)   (8,319,047)
                                                                  -------------------------
Decrease in net assets derived from capital share transactions ..  (1,906,917)   (4,021,528)
                                                                  -------------------------
Net Decrease in Net Assets ......................................  (2,099,559)   (5,533,493)

Net Assets:
Beginning of period .............................................  10,740,300    16,273,793
                                                                  -------------------------
End of period ................................................... $ 8,640,741   $10,740,300
                                                                  =========================

                             See accompanying notes


                                                                              Delaware Global
                                                                                 Bond Fund
------------------------------------------------------------------------------------------------------
                                                                         Six Months         Year
                                                                            Ended           Ended
                                                                           5/31/01         11/30/00
                                                                         (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ................................................  $   265,100      $   814,294
Net realized loss on investments and foreign currencies ..............     (874,839)      (1,260,783)
Net change in unrealized appreciation/depreciation of investments
  and foreign currencies .............................................      650,994         (444,867)
                                                                        ----------------------------
Net increase (decrease) in net assets resulting from operations ......       41,255         (891,356)
                                                                        ----------------------------
Distributions to shareholders from:
Net investment income:
   Class A ...........................................................           --          (13,915)
   Class B ...........................................................           --           (4,232)
   Class C ...........................................................           --           (1,385)
   Institutional Class ...............................................           --          (37,378)

In excess of net investment income:
   Class A ...........................................................           --           (7,893)
   Class B ...........................................................           --           (2,401)
   Class C ...........................................................           --             (786)
   Institutional Class ...............................................           --          (21,203)

Return of capital:
   Class A ...........................................................           --          (40,240)
   Class B ...........................................................           --          (10,740)
   Class C ...........................................................           --           (5,592)
   Institutional Class ...............................................           --         (133,701)
                                                                        ----------------------------
                                                                                 --         (279,466)
                                                                        ----------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ...........................................................      188,282          945,142
   Class B ...........................................................      127,294          141,904
   Class C ...........................................................      102,989           56,887
   Institutional Class ...............................................    2,337,779        2,787,967

Net asset value of shares issued upon reinvestment of distributions:
   Class A ...........................................................           --           42,009
   Class B ...........................................................           --           16,358
   Class C ...........................................................           --            7,397
   Institutional Class ...............................................           --          191,838
                                                                        ----------------------------
                                                                          2,756,344        4,189,502
                                                                        ----------------------------
Cost of shares repurchased:
   Class A ...........................................................     (525,615)      (2,992,645)
   Class B ...........................................................     (358,878)        (996,361)
   Class C ...........................................................     (159,059)        (387,296)
   Institutional Class ...............................................   (2,050,407)      (5,557,685)
                                                                        ----------------------------
                                                                         (3,093,959)      (9,933,987)
                                                                        ----------------------------
Decrease in net assets derived from capital share transactions .......     (337,615)      (5,744,485)
                                                                        ----------------------------
Net Decrease in Net Assets ...........................................     (296,360)      (6,915,307)

Net Assets:
Beginning of period ..................................................   11,022,865       17,938,172
                                                                        ----------------------------
End of period ........................................................  $10,726,505      $11,022,865
                                                                        ============================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Global Equity Fund Class A
-----------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                     Ended                                Year Ended
                                                   5/31/01(3)    11/30/00     11/30/99     11/30/98    11/30/97    11/30/96
                                                  (Unaudited)
Net asset value, beginning of period .............   $11.950      $13.220     $13.600      $14.050     $13.310      $11.900

Income (loss) from investment operations:
   Net investment income(1) ......................     0.099        0.104       0.130        0.289       0.437        0.493
   Net realized and unrealized gain (loss) on
      investments ................................     0.344       (0.751)      0.290        0.826       0.843        1.572
                                                     ----------------------------------------------------------------------
   Total from investment operations ..............     0.443       (0.647)      0.420        1.115       1.280        2.065
                                                     ----------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ..........    (0.057)      (0.073)     (0.120)      (0.335)     (0.490)      (0.385)
   Distributions from net realized gain
      on investments .............................    (0.626)      (0.550)     (0.680)      (1.230)     (0.050)      (0.270)
                                                     ----------------------------------------------------------------------
   Total dividends and distributions .............    (0.683)      (0.623)     (0.800)      (1.565)     (0.540)      (0.655)
                                                     ----------------------------------------------------------------------

Net asset value, end of period ...................   $11.710      $11.950     $13.220      $13.600     $14.050      $13.310
                                                     ======================================================================

Total return(2) ..................................     3.71%       (5.12%)      3.17%        8.83%       9.91%       18.17%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......   $ 3,549      $ 4,986     $ 7,386      $ 7,329     $ 6,939      $11,878
   Ratio of expenses to average net assets .......     1.85%        1.85%       1.85%        1.55%       1.25%        1.25%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses
      paid indirectly ............................     2.97%        2.94%       2.32%        1.99%       2.16%        2.72%
   Ratio of net investment income to average
      net assets .................................     1.68%        0.85%       0.97%        2.17%       3.24%        4.13%
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly ...............     0.56%       (0.24%)      0.50%        1.73%       2.33%        2.66%
   Portfolio turnover ............................       27%          26%         29%          90%         74%          34%

-----------------
(1) The average shares outstanding method has been applied for per share information for the the six months ended May 31, 2001, and the years ended November 30, 1997, 1998, 1999, and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Global Equity Fund Class B
-----------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                     Ended                                Year Ended
                                                   5/31/01(3)    11/30/00     11/30/99     11/30/98    11/30/97    11/30/96
                                                  (Unaudited)
Net asset value, beginning of period .............   $11.870      $13.190     $13.600      $14.040     $13.300      $11.880

Income (loss) from investment operations:
   Net investment income(1) ......................     0.057        0.018       0.036        0.197       0.342        0.379
   Net realized and unrealized gain (loss) on
      investments ................................     0.339       (0.745)      0.294        0.813       0.848        1.606
                                                     ----------------------------------------------------------------------
   Total from investment operations ..............     0.396       (0.727)      0.330        1.010       1.190        1.985
                                                     ----------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ..........        --       (0.043)     (0.060)      (0.220)     (0.400)      (0.295)
   Distributions from net realized gain
      on investments .............................    (0.626)      (0.550)     (0.680)      (1.230)     (0.050)      (0.270)
                                                     ----------------------------------------------------------------------
   Total dividends and distributions .............    (0.626)      (0.593)     (0.740)      (1.450)     (0.450)      (0.565)
                                                     ----------------------------------------------------------------------

Net asset value, end of period ...................   $11.640      $11.870     $13.190      $13.600     $14.040      $13.300
                                                     ======================================================================

Total return(2) ..................................     3.41%       (5.83%)      2.56%        7.97%       9.18%       17.32%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......   $ 3,362      $ 3,766     $ 5,044      $ 5,397     $ 4,445      $ 4,796
   Ratio of expenses to average net assets .......     2.55%        2.55%       2.55%        2.25%       1.95%        1.95%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses
      paid indirectly ............................     3.67%        3.64%       3.02%        2.69%       2.86%        3.42%
   Ratio of net investment income to average
      net assets .................................     0.98%        0.15%       0.27%        1.47%       2.54%        3.43%
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly ...............    (0.14%)      (0.94%)     (0.20%)       1.03%       1.63%        1.96%
   Portfolio turnover ............................       27%          26%         29%          90%         74%          34%

-----------------
(1) The average shares outstanding method has been applied for per share information for the the six months ended May 31, 2001, and the years ended November 30, 1997, 1998, 1999, and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Ratios have been annualized and total return has not been annualized.



                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Global Equity Fund Class C
-----------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                     Ended                                Year Ended
                                                   5/31/01(3)    11/30/00     11/30/99     11/30/98    11/30/97    11/30/96
                                                  (Unaudited)
Net asset value, beginning of period ..............  $11.820      $13.140     $13.550      $13.990     $13.250      $11.890

Income (loss) from investment operations:
   Net investment income(1) .......................    0.057        0.018       0.036        0.197       0.341        0.446
   Net realized and unrealized gain (loss) on
      investments .................................    0.339       (0.745)      0.294        0.813       0.849        1.534
                                                     ----------------------------------------------------------------------
   Total from investment operations ...............    0.396       (0.727)      0.330        1.010       1.190        1.980
                                                     ----------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...........       --       (0.043)     (0.060)      (0.220)     (0.400)      (0.350)
   Distributions from net realized gain
      on investments ..............................   (0.626)      (0.550)     (0.680)      (1.230)     (0.050)      (0.270)
                                                     ----------------------------------------------------------------------
   Total dividends and distributions ..............   (0.626)      (0.593)     (0.740)      (1.450)     (0.450)      (0.620)
                                                     ----------------------------------------------------------------------

Net asset value, end of period ....................  $11.590      $11.820     $13.140      $13.550     $13.990      $13.250
                                                     ======================================================================

Total return(2) ...................................    3.34%       (5.85%)      2.57%        8.00%       9.21%       17.33%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........  $ 1,053      $ 1,290     $ 2,614      $ 3,391     $ 3,094      $ 1,185
   Ratio of expenses to average net assets ........    2.55%        2.55%       2.55%        2.25%       1.95%        1.95%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses
      paid indirectly .............................    3.67%        3.64%       3.02%        2.69%       2.86%        3.42%
   Ratio of net investment income to average
      net assets ..................................    0.98%        0.15%       0.27%        1.47%       2.54%        3.43%
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly ................   (0.14%)      (0.94%)     (0.20%)       1.03%       1.63%        1.96%
   Portfolio turnover .............................      27%          26%         29%          90%         74%          34%

-----------------
(1) The average shares outstanding method has been applied for per share information for the the six months ended May 31, 2001, and the years ended November 30, 1997, 1998, 1999, and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Global Equity Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                     Ended                                Year Ended
                                                   5/31/01(3)    11/30/00     11/30/99     11/30/98    11/30/97    11/30/96
                                                  (Unaudited)
Net asset value, beginning of period ..............  $12.000      $13.250     $13.610      $14.100     $13.340      $11.930

Income (loss) from investment operations:
   Net investment income(1) .......................    0.116        0.141       0.170        0.329       0.478        0.567
   Net realized and unrealized gain (loss) on
      investments .................................    0.354       (0.758)      0.300        0.816       0.857        1.533
                                                     ----------------------------------------------------------------------
   Total from investment operations ...............    0.470       (0.617)      0.470        1.145       1.335        2.100
                                                     ----------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...........   (0.094)      (0.083)     (0.150)      (0.405)     (0.525)      (0.420)
   Distributions from net realized gain
      on investments ..............................   (0.626)      (0.550)     (0.680)      (1.230)     (0.050)      (0.270)
                                                     ----------------------------------------------------------------------
   Total dividends and distributions ..............   (0.720)      (0.633)     (0.830)      (1.635)     (0.575)      (0.690)
                                                     ----------------------------------------------------------------------

Net asset value, end of period ....................  $11.750      $12.000     $13.250      $13.610     $14.100      $13.340
                                                     ======================================================================

Total return(2) ...................................    3.93%       (4.95%)      3.63%        9.07%      10.34%       18.38%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........  $   676      $   698     $ 1,229      $ 2,627     $ 2,310      $ 2,203
   Ratio of expenses to average net assets ........    1.55%        1.55%       1.55%        1.25%       0.95%        0.95%
   Ratio of expenses to average net assets prior
      to expense limitation and expenses
      paid indirectly .............................    2.67%        2.64%       2.02%        1.69%       1.86%        2.42%
   Ratio of net investment income to average
      net assets ..................................    1.98%        1.15%       1.27%        2.47%       3.54%        4.43%
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly ................    0.86%        0.06%       0.80%        2.03%       2.63%        2.96%
   Portfolio turnover .............................      27%          26%         29%          90%         74%          34%

-----------------
(1) The average shares outstanding method has been applied for per share information for the the six months ended May 31, 2001, and the years ended November 30, 1997, 1998, 1999, and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Global Bond Fund Class A
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                           Ended                             Year Ended
                                                         5/31/01(3)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                        (Unaudited)
Net asset value, beginning of period ...................   $9.250     $10.000      $10.940     $10.790      $11.480     $11.230

Income (loss) from investment operations:
  Net investment income(1) .............................    0.220       0.521        0.560       0.595        0.625       0.755
  Net realized and unrealized gain (loss) on
    investments ........................................   (0.140)     (1.096)      (0.935)     (0.015)      (0.505)      0.730
                                                           --------------------------------------------------------------------
  Total from investment operations .....................    0.080      (0.575)      (0.375)      0.580        0.120       1.485
                                                           --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .................       --      (0.035)      (0.460)     (0.400)      (0.770)     (0.875)
  In excess of net investment income ...................       --      (0.020)          --          --           --          --
  Distributions from net realized gain
    on investments .....................................       --          --       (0.105)     (0.030)      (0.040)     (0.360)
  Return of capital ....................................       --      (0.120)          --          --           --          --
                                                           --------------------------------------------------------------------
  Total dividends and distributions ....................       --      (0.175)      (0.565)     (0.430)      (0.810)     (1.235)
                                                           --------------------------------------------------------------------

Net asset value, end of period .........................   $9.330     $ 9.250      $10.000     $10.940      $10.790     $11.480
                                                           ====================================================================

Total return(2) ........................................    0.87%      (5.83%)      (3.50%)      5.47%        1.24%      14.35%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............   $1,395      $1,707       $3,944      $4,684       $4,567      $3,467
  Ratio of expenses to average net assets ..............    1.30%       1.30%        1.30%       1.25%        1.25%       1.25%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ....................................    2.19%       1.88%        1.54%       1.59%        2.04%       5.00%
  Ratio of net investment income to average
    net assets .........................................    4.53%       5.48%        5.34%       5.58%        5.76%       6.82%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .......................    3.64%       4.90%        5.10%       5.24%        4.97%       3.07%
  Portfolio turnover ...................................      75%         49%          90%         93%          76%         42%

-------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Global Bond Fund Class B
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                           Ended                             Year Ended
                                                         5/31/01(3)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                        (Unaudited)
Net asset value, beginning of period ...................    9.210     $10.000      $10.930     $10.790      $11.490     $11.230

Income (loss) from investment operations:
  Net investment income(1) .............................    0.187       0.454        0.487       0.520        0.550       0.679
  Net realized and unrealized gain (loss) on
    investments ........................................   (0.137)     (1.104)      (0.927)     (0.020)      (0.511)      0.735
                                                           --------------------------------------------------------------------
  Total from investment operations .....................    0.050      (0.650)      (0.440)      0.500        0.039       1.414
                                                           --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .................       --      (0.026)      (0.385)     (0.330)      (0.699)     (0.794)
  In excess of net investment income ...................       --      (0.014)          --          --           --          --
  Distributions from net realized gain
    on investments .....................................       --          --       (0.105)     (0.030)      (0.040)     (0.360)
  Return of capital ....................................       --      (0.100)          --          --           --          --
                                                           --------------------------------------------------------------------
  Total dividends and distributions ....................       --      (0.140)      (0.490)     (0.360)      (0.739)     (1.154)
                                                           --------------------------------------------------------------------

Net asset value, end of period .........................   $9.260      $9.210      $10.000     $10.930      $10.790     $11.490
                                                           ====================================================================

Total return(2) ........................................    0.54%      (6.58%)      (4.01%)      4.59%        0.48%      13.51%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............     $498        $719       $1,646      $1,188       $1,081        $707
  Ratio of expenses to average net assets ..............    2.00%       2.00%        2.00%       1.95%        1.95%       1.95%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ....................................    2.89%       2.58%        2.24%       2.29%        2.74%       5.70%
  Ratio of net investment income to average
    net assets .........................................    3.83%       4.78%        4.64%       4.88%        5.06%       6.12%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .......................    2.94%       4.20%        4.40%       4.54%        4.27%       2.37%
  Portfolio turnover ...................................      75%         49%          90%         93%          76%         42%

------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
22

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Global Bond Fund Class C
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                           Ended                             Year Ended
                                                         5/31/01(3)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                        (Unaudited)
Net asset value, beginning of period ...................   $9.160      $9.940      $10.880     $10.740      $11.440     $11.240

Income (loss) from investment operations:
  Net investment income(1) .............................    0.187       0.454        0.487       0.521        0.551       0.680
  Net realized and unrealized gain (loss) on
    investments ........................................   (0.137)     (1.094)      (0.937)     (0.021)      (0.512)      0.719
                                                           --------------------------------------------------------------------
  Total from investment operations .....................    0.050      (0.640)      (0.450)      0.500        0.039       1.399
                                                           --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .................       --      (0.026)      (0.385)     (0.330)      (0.699)     (0.839)
  In excess of net investment income ...................       --      (0.014)          --          --           --          --
  Distributions from net realized gain
    on investments .....................................       --          --       (0.105)     (0.030)      (0.040)     (0.360)
  Return of capital ....................................       --      (0.100)          --          --           --          --
                                                           --------------------------------------------------------------------
  Total dividends and distributions ....................       --      (0.140)      (0.490)     (0.360)      (0.739)     (1.199)
                                                           --------------------------------------------------------------------

Net asset value, end of period .........................   $9.210      $9.160      $ 9.940     $10.880      $10.740     $11.440
                                                           ====================================================================

Total return(2) ........................................    0.55%      (6.51%)      (4.21%)      4.71%        0.49%      13.51%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............     $264        $318         $681        $539         $703        $118
  Ratio of expenses to average net assets ..............    2.00%       2.00%        2.00%       1.95%        1.95%       1.95%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ....................................    2.89%       2.58%        2.24%       2.29%        2.74%       5.70%
  Ratio of net investment income to average
    net assets .........................................    3.83%       4.78%        4.64%       4.88%        5.06%       6.12%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .......................    2.94%       4.20%        4.40%       4.54%        4.27%       2.37%
  Portfolio turnover ...................................      75%         49%          90%         93%          76%         42%

------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware Global Bond Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                           Ended                             Year Ended
                                                         5/31/01(3)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                        (Unaudited)
Net asset value, beginning of period ...................   $9.260      $9.990      $10.930     $10.810      $11.520     $11.270

Income (loss) from investment operations:
  Net investment income(1) .............................    0.235       0.550        0.592       0.627        0.658       0.788
  Net realized and unrealized gain (loss) on
    investments ........................................   (0.135)     (1.097)      (0.937)     (0.017)      (0.515)      0.732
                                                           --------------------------------------------------------------------
  Total from investment operations .....................    0.100      (0.547)      (0.345)      0.610        0.143       1.520
                                                           --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .................       --      (0.035)      (0.490)     (0.460)      (0.813)     (0.910)
  In excess of net investment income ...................       --      (0.020)          --          --           --          --
  Distributions from net realized gain
    on investments .....................................       --          --       (0.105)     (0.030)      (0.040)     (0.360)
  Return of capital ....................................       --      (0.128)          --          --           --          --
                                                           --------------------------------------------------------------------
  Total dividends and distributions ....................       --      (0.183)      (0.595)     (0.490)      (0.853)     (1.270)
                                                           --------------------------------------------------------------------

Net asset value, end of period .........................   $9.360      $9.260      $ 9.990     $10.930      $10.810     $11.520
                                                           ====================================================================

Total return(2) ........................................    1.08%      (5.57%)      (3.31%)      5.88%        1.45%      14.68%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............   $8,569      $8,279      $11,668     $12,937      $11,278      $6,707
  Ratio of expenses to average net assets ..............    1.00%       1.00%        1.00%       0.95%        0.95%       0.95%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ....................................    1.89%       1.58%        1.24%       1.29%        1.74%       4.70%
  Ratio of net investment income to average
    net assets .........................................    4.83%       5.78%        5.64%       5.88%        6.06%       7.12%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .......................    3.94%       5.20%        5.40%       5.54%        5.27%       3.37%
  Portfolio turnover ...................................      75%         49%          90%         93%          76%         42%

---------------
(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements

May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Global & International Funds (the "Trust") is organized as a Delaware business trust and offers five series: the Delaware Emerging Markets Fund, the Delaware Global Bond Fund, the Delaware Global Equity Fund, the Delaware International Value Equity Fund (formerly the Delaware International Equity Fund), and the Delaware International Small Cap Value Fund (formerly the International Small Cap Fund). These financial statements and the related notes pertain to the Delaware Global Equity Fund and the Delaware Global Bond Fund (the "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of 5.75% for Delaware Global Equity Fund and 4.75% for Delaware Global Bond Fund. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero for Delaware Global Equity Fund and from 4% to zero for Delaware Global Bond Fund depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of each Fund is as follows:

Delaware Global Equity Fund: To seek long-term total return.

Delaware Global Bond Fund: To seek current income consistent with the preservation of principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Funds:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Delaware Global Bond Fund does isolate that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts (and market premiums) are accreted to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that each Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with each Fund's

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued) understanding of the applicable country's tax rules and rates. Each Fund declares and pays distributions from net realized capital gains on investments, if any, annually and from net investment income, if any, as follows: the Delaware Global Equity Fund, annually and the Delaware Global Bond Fund, quarterly.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

The amounts of these expenses for the period ended May 31, 2001 were as follows:

                                        Delaware               Delaware
                                     Global Equity           Global Bond
                                         Fund                    Fund
                                     -------------           -----------
Commission reimbursements .........      $128                    $130
Earnings credit ...................         -                     173

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee based on its average daily net assets.

Following are the management fees as a percentage of average daily net assets:

                                        Delaware               Delaware
                                     Global Equity           Global Bond
                                         Fund                    Fund
                                     -------------           -----------

On the first $500 million .........      0.85%                  0.75%
On the next $500 million ..........      0.80%                  0.70%
On the next $1.5 billion ..........      0.75%                  0.65%
In excess of $2.5 billion .........      0.70%                  0.60%

DIAL has entered into a sub-advisory agreement with Delaware Management Company
(DMC), a series of Delaware Management Business Trust and an affiliate of DIAL, related to the U.S. securities portion of the Delaware Global Equity Fund. For the services provided, DMC receives 25% of average daily net assets of the Fund. The Fund does not pay any fees for these services.

DIAL has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specific percentages of average daily net assets through July 31, 2001 as shown to the right.

                                        Delaware               Delaware
                                     Global Equity           Global Bond
                                         Fund                    Fund
                                     -------------           -----------
The operating expense
   limitation as a percentage
   of average daily net
   assets (per annum) .............      1.55%                 1.00%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL and DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class.

For the period ended May 31, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                        Delaware               Delaware
                                     Global Equity           Global Bond
                                         Fund                    Fund
                                     -------------           -----------
                                        $1,363                   $480

At May 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                        Delaware               Delaware
                                     Global Equity           Global Bond
                                         Fund                    Fund
                                     -------------           -----------
Investment management fee
   payable to DIAL ................     $   --                  $7,189
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable
   to DSC .........................      9,449                   4,754
Other expenses payable to DMC
   and affiliates .................      9,807                   2,007

Certain officers of DIAL, DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the period ended May 31, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                        Delaware               Delaware
                                     Global Equity           Global Bond
                                         Fund                    Fund
                                     -------------           -----------
Purchases .........................   $1,419,192             $4,056,452
Sales .............................    3,858,243              4,655,904

--------------------------------------------------------------------------------
3. Investments (continued)
At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                        Delaware               Delaware
                                     Global Equity           Global Bond
                                         Fund                    Fund
                                     -------------           -----------
Cost of investments ...............   $8,780,390             $11,950,223
                                      ==========             ===========
Aggregate unrealized
   appreciation ...................   $  952,907             $    51,114
Aggregate unrealized
   depreciation ...................   (1,445,814)             (1,429,710)
                                      ----------             -----------
Net unrealized depreciation .......   $ (492,907)            $(1,378,596)
                                      ==========             ===========

For federal income tax purposes, the Delaware Global Bond Fund had accumulated capital losses as of May 31, 2001 of $433,486 which may be carried forward and applied against future gains. Such capital loss carry forwards expire as follows: $139,058 - 2007 and $294,428 - 2008.

4. Capital Shares

Transactions in capital shares were as follows:

                                                       Delaware Global
                                                         Equity Fund
                                               -------------------------------
                                               Six Months               Year
                                                  Ended                Ended
                                                 5/31/01              11/30/00
                                               (Unaudited)
Shares sold:
  Class A .....................................   100,694             175,188
  Class B .....................................    25,721              64,339
  Class C .....................................    11,208              25,485
  Institutional Class .........................     4,367              27,056

Shares issued upon reinvestment of
  distributions:
  Class A .....................................    24,396              26,003
  Class B .....................................    15,781              16,205
  Class C .....................................     5,002               7,992
  Institutional Class .........................     3,581               4,484
                                                 --------            --------
                                                  190,750             346,752
                                                 --------            --------
Shares repurchased:
  Class A .....................................  (239,193)           (342,785)
  Class B .....................................   (69,913)           (145,670)
  Class C .....................................   (34,473)           (123,358)
  Institutional Class .........................    (8,543)            (66,134)
                                                 --------            --------
                                                 (352,122)           (677,947)
                                                 --------            --------
Net decrease ..................................  (161,372)           (331,195)
                                                 ========            ========

                                                       Delaware Global
                                                          Bond Fund
                                               -------------------------------
                                               Six Months               Year
                                                  Ended                Ended
                                                 5/31/01              11/30/00
                                               (Unaudited)
Shares sold:
  Class A                                          19,557              96,828
  Class B                                          12,955              14,678
  Class C                                          10,260               5,795
  Institutional Class                             236,020             290,824

Shares issued upon reinvestment of
  distributions:
  Class A                                              --               4,303
  Class B                                              --               1,658
  Class C                                              --                 762
  Institutional Class                                  --              19,669
                                                 --------          ----------
                                                  278,792             434,517
                                                 --------          ----------
Shares repurchased:
  Class A                                         (54,584)           (311,108)
  Class B                                         (37,227)           (102,982)
  Class C                                         (16,255)            (40,333)
  Institutional Class                            (213,976)           (584,728)
                                                 --------          ----------
                                                 (322,042)         (1,039,151)
                                                 --------          ----------
Net decrease                                      (43,250)           (604,634)
                                                 ========          ==========

5. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of May 31, 2001 or at any time during the period.

6. Foreign Exchange Contracts
In the event the Funds enter into forward foreign currency exchange contracts they will generally do so as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

--------------------------------------------------------------------------------
6. Foreign Exchange Contracts (continued)
Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at May 31, 2001:

Delaware Global Equity Fund
---------------------------
                                        In          Settlement    Unrealized
Contract to Receive                Exchange for        Date       Depreciation
-------------------                ------------     ----------    ------------
12,389 British Pounds                $17,574          6/04/01        $(9)

Delaware Global Bond Fund
-------------------------                                          Unrealized
                                        In          Settlement    Appreciation
Contract to Receive (Deliver)      Exchange for        Date      (Depreciation)
-----------------------------      ------------     ----------   --------------
44,888 Australian Dollars            $22,830          6/01/01        $(74)
(5,191) European Monetary Units       (4,405)         6/01/01          14

7. Credit and Market Risk
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Delaware Global Bond Fund may invest in high-yield fixed-income securities, which carry ratings of BBB or lower by S&P and/or Baa or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                    International and Global          Tax-Exempt Income
   o  Technology and Innovation         o  Emerging Markets Fund          o  National High-Yield
       Fund                             o  Overseas Equity Fund+              Municipal Bond Fund
   o  American Services Fund            o  New Pacific Fund+              o  Tax-Free USA Fund
   o  Select Growth Fund                o  International Value            o  Tax-Free Insured Fund
   o  Trend Fund                            Equity Fund***                o  Tax-Free USA
   o  Growth Opportunities Fund                                               Intermediate Fund
   o  Small Cap Value Fund           Current Income                       o  State Tax-Free Funds*
   o  U.S. Growth Fund                  o  Delchester Fund
   o  Tax-Efficient Equity Fund+        o  High-Yield                  Stability of Principal
   o  Social Awareness Fund                 Opportunities Fund            o  Cash Reserve Fund
   o  Core Equity Fund**                o  Strategic Income Fund          o  Tax-Free Money Fund
                                        o  Corporate Bond Fund
Total Return                            o  Extended Duration           Asset Allocation
   o  Blue Chip Fund+                       Bond Fund                     o  Foundation Funds
   o  Devon Fund                        o  American Government                Growth Portfolio
   o  Growth and Income Fund                Bond Fund                         Balanced Portfolio
   o  Decatur Equity                    o  U.S. Government                    Income Portfolio
       Income Fund                          Securities Fund+
   o  REIT Fund                         o  Limited-Term
   o  Balanced Fund                         Government Fund

  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com


This semi-annual report is for the information of Delaware Global Equity Fund and Delaware Global Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Global Equity Fund and Delaware Global Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                          Thomas F. Madison                           Investment Manager
                                           President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                   MLM Partners, Inc.                          Philadelphia, PA
Chairman                                   Minneapolis, MN
Delaware Investments Family of Funds                                                   International Affiliate
Philadelphia, PA                           Janet L. Yeomans                            Delaware International Advisers Ltd.
                                           Vice President and Treasurer                London, England
Walter P. Babich                           3M Corporation
Board Chairman                             St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                             Delaware Distributors, L.P.
King of Prussia, PA                                                                    Philadelphia, PA
                                           AFFILIATED OFFICERS
David K. Downes                                                                        Shareholder Servicing, Dividend
President and Chief Executive Officer      William E. Dodge                            Disbursing and Transfer Agent
Delaware Investments Family of Funds       Executive Vice President and                Delaware Service Company, Inc.
Philadelphia, PA                           Chief Investment Officer, Equity            Philadelphia, PA
                                           Delaware Investments Family of Funds
John H. Durham                             Philadelphia, PA                            2005 Market Street
Private Investor                                                                       Philadelphia, PA 19103-7057
Horsham, PA                                Jude T. Driscoll
                                           Executive Vice President and
John A. Fry                                Head of Fixed Income
Executive Vice President                   Delaware Investments Family of Funds
University of Pennsylvania                 Philadelphia, PA
Philadelphia, PA
                                           Richard J. Flannery
Anthony D. Knerr                           President and Chief Executive Officer
Consultant                                 Delaware Distributors, L.P.
Anthony Knerr & Associates                 Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

(4781)                                                        Printed in the USA
SA-035 [5/01] CG 7/01                                                      J7224